UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2022 (June 9, 2022)

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Y-mAbs Therapeutics, Inc., (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).

The following proposals were submitted to the stockholders at the Annual Meeting:

1.	the election of two (2) Class I directors, Dr. Gérard Ber and David N. Gill, nominated by the Company’s Board of Directors, each to serve for a three-year term to expire at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal;
2.	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022; and
3.	approval of a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”).

The proposals are described in detail in the Company’s Proxy Statement. No other proposals were submitted to the stockholders at the Annual Meeting.

The number of shares of common stock entitled to vote at the Annual Meeting was 43,714,891.

All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1. Election of two Class I directors.

The Company’s stockholders elected Dr. Gérard Ber and David N. Gill, each to serve for a three-year term to expire at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal. The final votes were:

Nominee	For	Withheld	Broker Non-Votes
Dr. Gérard Ber	20,540,635	6,956,065	3,229,664
David N. Gill	17,717,110	9,779,590	3,229,664

2. Ratification of appointment of independent registered public accounting firm.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final votes were:

For	Against	Abstain	Broker Non-Votes
30,638,865	47,132	40,367	-

3. A non-binding advisory vote on the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the executive compensation program for the Company’s named executive officers as disclosed pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and other narrative executive compensation disclosures included in the Proxy Statement for the Annual Meeting. The final votes were:

For	Against	Abstain	Broker Non-Votes
15,782,697	11,179,894	534,109	3,229,664

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: June 13, 2022	By:	/s/ Thomas Gad
Thomas Gad
Founder, President, interim Chief Executive Officer and Head of Business Development & Strategy